Investments and Fair Value Measurements	12 Months Ended
Dec. 31, 2011
Investments, All Other Investments [Abstract]
Investments and Fair Value Measurements

Note 5: Investments and Fair Value Measurements

Investments: The Company records its investments in accordance with ASC 320-10 Accounting for Certain Investments in Certain Debt and Equity Securities. As of December 31, 2011 and 2010, the Company has classified its portfolio as available-for-sale securities. These securities are recorded at fair value, based on quoted market prices in an active market, with net unrealized holding gains and losses reported in stockholders’ equity as accumulated other comprehensive income. At December 31, 2011 and 2010 the carrying value of investments approximated fair market value, and are classified as Level 1 Assets as defined by ASC 820-10.

Fair Value Measurements: The Company defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Valuation techniques used to measure fair value must maximize the use of observable inputs and minimize the use of unobservable inputs. The fair value hierarchy is based on three levels of inputs that may be used to measure fair value, of which the first two are considered observable and the last is considered unobservable:

Level 1: Quoted prices in active markets for identical assets or liabilities.

Level 2: Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3: Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

 The following table represents our fair value hierarchy for financial assets (cash equivalents and investments) measured at fair value on a recurring basis. Level 1 available-for-sale investments are primarily comprised of investments in U.S. Treasury securities, valued using market prices in active markets. All of our investments are priced by quoted prices in active markets for identical assets.

Assets measured at fair value as of December 31, 2011 and December 31, 2010 are summarized as follows:

	Level 1	Cost	Unrealized
	Fair Value	Basis	Gain/(Loss)
Investments on December 31, 2011
None	$-	$-	$-

Investments on December 31, 2010
Government money market fund	$101,296	$101,296	$-
High yield bond fund	90,290	88,183	$2,107
Exchange traded equity fund	52,830	51,728	$1,102
Total	$244,416	$241,207	$3,209

During the year ended December 31, 2011, the Company recognized a realized gain on the sale of an investment of $3, 209. $3,209 of this gain was previously recorded as an unrealized gain in comprehensive income for the year ended December 31, 2010. On December 31, 2010 the Company had unrealized gains of $3,209. The net change in unrealized gains and (losses) was 3,209 for the year ended December 31, 2011 and $5189 ) for the year ended December 31, 2010. The cost basis for all investments was the actual amount paid on a specifically identified basis, all investments were highly liquid and all investments were available for sale. The Company had no investments in the year ended December 31, 2011 and no Level 2 or Level 3 assets in the year ending December 31, 2010.